Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
INTANGIBLE ASSETS, NET [Abstract]
2018	$ 1,116
2019	183
2020	7
2021	7
2022	7
Thereafter	8
Total expected amortization expense	$ 1,328	$ 2,478